UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2014

SIGNET JEWELERS LIMITED

(Exact name of registrant as specified in its charter)

Commission File Number: 1-32349

Bermuda	Not Applicable
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

Clarendon House

2 Church Street

Hamilton

HM11

Bermuda

(Address of principal executive offices, including zip code)

(441) 296 5872

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On February 19, 2014, Signet Jewelers Limited, a Bermuda corporation (“Signet”), and Zale Corporation, a Delaware corporation (“Zale”), issued a joint press release announcing the execution of an Agreement and Plan of Merger, dated as of February 19, 2014 (the “Merger Agreement”), among Signet, Carat Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and an indirect wholly owned subsidiary of Signet. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

On February 19, 2014, Signet made available a presentation related to the Merger. A copy of the presentation is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

Zale plans to file with the SEC and mail to its stockholders a Proxy Statement in connection with the proposed transaction. The Proxy Statement will contain important information about Signet, Zale, the proposed transaction and related matters. Additionally, Signet and Zale will file other relevant materials in connection with the proposed transaction pursuant to the terms the Merger Agreement. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATON ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by Zale through the web site maintained by the SEC at www.sec.gov or by phone, email or written request by contacting Zale at the following: Zale Investor Relations, 901 W. Walnut Hill Lane, Irving, TX 75038-1003, or by phone 972-580-4391, or by email ir@zalecorp.com.

PARTICIPANTS IN THE SOLICITATION

Signet, Zale and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of Zale in favor of the proposed transaction. Information about Signet’s directors and executive officers is set forth in Signet’s Proxy Statement on Schedule 14A for its 2013 Annual Meeting of Shareholders, which was filed with the SEC on April 26, 2013, and its Form 8-Ks filed with the SEC on July 9, 2013 and July 11, 2013. Information about Zale’s directors and executive officers is set forth in Zale’s Proxy Statement on Schedule 14A for its 2013 Annual Meeting of Stockholders, which was filed with the SEC on October 2, 2013, and its Annual Report on Form 10-K for the fiscal year ended July 31, 2013, which was filed with the SEC on September 27, 2013. Information concerning the interests of Zale’s participants in the solicitation, which may, in some cases, be different than those of Zale’s stockholders generally, is set forth in the materials filed by Zale with the SEC, and will be set forth in the Proxy Statement relating to the proposed transaction when it becomes available.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Statements in this Current Report on Form 8-K regarding the proposed transaction, the expected timetable for completing the proposed transaction, future financial and operating results, future capital structure and liquidity, benefits and synergies of the proposed transaction, future opportunities for the combined company, general business outlook and any other statements about the future expectations, beliefs, goals, plans or prospects of the board or management of Signet or Zale constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “expects,” “intends,” “anticipates,” “estimates,” “predicts,” “believes,” “should,” “potential,” “may,” “forecast,” “objective,” “plan,” or “targets,” and other similar expressions) are intended to identify forward-looking statements. There are a number of factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the proposed transaction; the ability to obtain requisite regulatory approval without conditions, the ability to obtain stockholder approval, and the satisfaction of the other conditions to the consummation of the proposed transaction; the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers, customers and competitors, and any related impact on integration and anticipated synergies; and the other factors and financial, operational and legal risks or uncertainties described in Signet’s and Zale’s Annual Reports on Form 10-K for the years ended February 2, 2013 and July 31, 2013, respectively. Signet and Zale disclaim any intention or obligation to update or revise any forward-looking statements as a result of developments occurring after the date of this document except as required by law.

In addition, please refer to the documents that Signet and Zale, respectively, file with the SEC on Forms 10-K, 10-Q and 8-K. These filings identify and address other important factors that could cause Signet’s and Zale’s respective operational and other results to differ materially from those contained in the forward-looking statements set forth in this document.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Joint Press Release of Signet Jewelers Limited and Zale Corporation, dated February 19, 2014.

99.2	February 19, 2014 Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNET JEWELERS LIMITED

Date: February 19, 2014

	By:	/s/ Mark A. Jenkins
	Name:	Mark A. Jenkins
	Title:	Signet Company Secretary & Chief Legal Officer

EXHIBIT INDEX

99.1	Joint Press Release of Signet Jewelers Limited and Zale Corporation, dated February 19, 2014.

99.2	February 19, 2014 Presentation.

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